Dear Shareholders:

The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back.

At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.

For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.

In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.
Sincerely,


Barbara J. Krumsiek
President and CEO
November 3, 1997

A DISCUSSION WITH PORTFOLIO MANAGER, ANDREW PRESTON

How did the major world stock markets perform over the past 12 months?

For the first three quarters of this reporting period, the investment climate was very positive with economies experiencing moderate growth, low inflation and stable interest rates. There was also a strong flow of funds into equities. Markets in Europe were particularly strong.

Progress was interrupted late in the year by the deterioration of the economies and markets in the Far East. The fear, generated by the collapse of the South East Asian markets, spread to other markets around the globe in a general correction in August. The situation was not helped by reports from Japan that the economy had stalled in the middle of the year as a result of the higher sales tax imposed in April.

By the end of the period, markets in the US and Europe had bounced back with a little help from the US Federal Reserve and the German Central Bank, which decided not to raise interest rates. The South East Asian markets remained in a downward spiral.

Which countries did the Fund favor?

Early in the year, our analysis highlighted that Europe was an attractive area for investment on the basis of falling interest rates and positive earnings surprises. We increased exposure to Germany and Switzerland and maintained our double weighting in Italy and Spain. We also added a position in Finland, with the purchase of telephone equipment maker, Nokia.

We remained underweighted in Japan throughout the year and aggressively trimmed exposure to other Far East markets during the second half of the year. We eliminated Malaysian investments altogether and concentrated remaining investments within Hong Kong and Singapore. We remained overweighted in Australia and New Zealand.

We adjusted our exposure to Latin America, slightly trimming investments in Mexico, adding to holdings in Argentina and introducing a position in Chile through an investment in the telephone company, CTC.

As investors will remember, the Fund revised its investment strategy in May of 1996, reducing the percentage of assets that could be invested in the US from 15% to 5%, so this market is not a major investment arena for us.

The Fund posted strong returns and outstripped its benchmark for both the six- and 12-month periods. Can you explain the Fund's better relative performance?

We're very pleased with the Fund's performance this year. We were well ahead of the Morgan Stanley Capital International Europe, Australia and Far East (MSCIEAFE) Index for both periods, and our 12-month return put us in the second quartile of all international funds tracked by Lipper Analytical Services, Inc., number 133 of 397.

Better performance was primarily due to our focus on Europe, where our top-down allocation process led us into the markets which proved to be the strongest and this was complemented by good stock selection. In Italy, for example, the portfolio posted a return of 75.3% versus a return of 34.8% for the Index. In Switzerland, the portfolio generated a gain of 63.8%, compared to 31.9% for the Index.

On the other hand, the Fund was either underweighted or withdrawing from those markets where performance was weak. We were half as exposed to the Japanese market as the Index and our holdings held up much better, down just 3.9%, compared to a loss of 15.7% for the Index. In Southeast Asia, we also generated a return considerably above the Index at 14.2% versus -1.9%, mainly on the strength of our holdings in Hong Kong, Australia and New Zealand. We were hurt by our exposure to Malaysia early in the year, but by reducing it and then eliminating it altogether, we avoided the total collapse of that market. Our holdings in Singapore also suffered, but we believe the fundamentals here are the strongest in Southeast Asia, and therefore we expect stocks will recover.

Another key factor for performance was Latin America, where markets reflected countries' better economic conditions. This was especially true in Mexico, where we saw a return of 85.8% compared to 53.4% for the Index.

The Fund also screens stocks based on companies' social and environmental impacts. Is that consistent with trying to identify the most financially promising stocks?

Yes. First Bus, Nokia and Standard Bank all represent forward-thinking companies and favorable investment opportunities. First Bus, one of UK's biggest bus companies, has introduced a hybrid electric/diesel bus that reduces tail pipe emissions. Nokia published a detailed environmental policy statement in 1994 and manufactures equipment using Environmental Management Systems which include European Union Standards. Standard Bank, headquartered in South Africa, considers loan applications from individuals whose payment records were adversely affected by the previous apartheid regime. The bank has a special division that focuses on serving low-income customers. The bank also aims to advance black South Africans to senior management positions.

Portfolio Statistics
September 30, 1997

Ten Largest Stock Holdings

                                            % of Net Assets

Telecom Italia                              3.1%
National Australia Bank                     3.0%
Nokia (Preferred)                           2.8%
Zurich Versicherungs                        2.6%
Allied Irish Banks, Plc.                    2.4%
Telefonica de Espana                        2.4%
Brambles Industries                         2.2%
SGS Thomson Microelectronics                2.2%
Fortis                                      2.1%
Telecom de Argentina (ADR)                  2.1%
Total                                       24.9%

Investment Performance

                                            6 Months          12 Months
International
Equity Fund                                 15.08%            21.44%
MSCIEAFE
Index GD      12.33%                        12.49%
Lipper International
Funds Index                                 13.29%            22.17%


Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge. GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

PORTFOLIO STATISTICS
September 30, 1997

Average Annual Total Returns

     Class A Shares
                                            as of 9/30/97

One year                                    15.68%
Five year                                   11.20%
Since inception                             9.66%
(7/02/92)

     Class C Shares
                                            as of 9/30/97

One year                                    20.22%
Since inception                             7.50%
(3/01/94)

Performance Comparison
Comparison of change in value of $10,000 investment.

Line chart here showing comparison from 7/2/92 to 9/97:

Calvert World Values Int'l Equity Fund - $16,228
MSCI EAFE Index GD - $18,440


Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics
September 30, 1997

Country Allocation

                                            % of Equity Securities
                                            9/30/97           3/31/97

Argentina                                   4.1%              2.3%
Australia                                   6.6%              6.3%
Belgium                                     2.2%              2.3%
Chile                                       2.1%              -
Costa Rica                                  .1%               .1%
Finland                                     2.9%              -
France                                      7.2%              7.6%
Germany                                     5.2%              8.7%
Hong Kong                                   5.5%              6.4%
Ireland                                     2.8%              2.5%
Italy                                       8.7%              5.8%
Japan                                       16.8%             17.5%
Malaysia                                     -                 5.0%
Mexico                                      3.6%              2.6%
Netherlands                                 2.9%              4.5%
New Zealand                                 2.5%              2.6%
Singapore                                   2.3%              5.8%
South Africa                                2.2%              .2%
Spain                                       4.1%              2.4%
Switzerland                                 2.7%              4.6%
Thailand                                    -                 .1%
UK   15.2%    12.4%US                       .3%               .3%
                                            100%              100%

What's your outlook for the world's markets, and how do you plan to allocate assets in the months ahead?

The coming six months will likely prove to be more challenging than the past. Interest rates are on the point of turning higher in the US, UK and continental Europe, although within Europe the increases we've seen lately have as much to do with preparations for the single currency as with fighting inflation. Since signs of inflation appear modest, our belief is that adjustments made to interest rates will be similarly modest.
Thus corporate earnings will likely hold the key to market performance for the remainder of 1997 and 1998. In the US, the leading stocks appear to be losing their earnings momentum, but for companies in Europe, in particular, earnings are still rising. We expect that trend will hold as rationalization, a general streamlining of corporate operations, continues.
In Japan, government finances are in a desperate state and interest rates cannot be pushed any lower. We'll be watching for signs of a change in fiscal policy and success in stimulating the domestic economy. In Southeast Asia, the markets simply will not go down forever and at some point value will begin to appear. We'll be trying to determine when reinvestment is appropriate.
Overall then, our strategy will be to retain our current exposure to continental Europe, to increase investment in the UK, to remain underweighted in the Far East, but to keep monitoring those markets with a view to rebuilding exposure, and to maintain our weighting in Latin America.

October 20, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Calvert World Values Fund Inc. and
Shareholders of International Equity Fund:

We have audited the accompanying statement of net assets of International Equity Fund (one of the portfolios comprising Calvert World Values Fund, Inc.), as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Fund as of September 30, 1997, and the results of its operations, the changes in its net assets and financial highlights for each of the respective periods referred to above, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
November 7, 1997

STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997

Equity Securities - 98.3%                   Shares            Value
Argentina - 4.0%
Banco Frances del Rio la Plat (ADR)         97,750            $3,195,203
Telecom de Argentina Stet - France (ADR)    160,000           4,870,000
Transportadora de Gas del Sur (ADR)         125,000           1,406,250
                                                              9,471,453

Australia - 6.5%
Brambles Industries                         250,000           5,217,767
Commonwealth Bank of Australia              250,000           3,092,548
National Australia Bank                     450,000           6,932,098
                                                              15,242,413

Belgium - 2.1%
Fortis                                      25,000            5,004,113
                                                              5,004,113

Chile - 2.1%
Compania de Telecomunicaciones
de Chile (ADR)                              150,000           4,856,250
                                                              4,856,250

Costa Rica - 0.1%
Pro Fund International*+                    1,518             1,518
Pro Fund International (Preferred)*+        150,240           150,240
                                                              151,758

Finland - 2.8%
Nokia (Preferred)                           69,780            6,633,845
                                                              6,633,845

France - 7.1%
Banque National de Paris                    83,680            4,215,983
Havas                                       15,120            1,026,324
Pinault-Printemps                           7,400             3,471,332
Sita                                        10,830            2,154,080
SGS Thomson Microelectronics*               54,000            5,088,114
Suez Lyonnaise des Eaux                     5,312             592,744
                                                              16,548,577

Germany - 5.1%
Allianz                                     14,830            3,577,933
Deutsche Telekom*                           140,000           2,709,754
Douglas Holdings                            69,750            2,735,604
Linde                                       4,320             3,012,106
                                                              12,035,397

Hong Kong - 5.4%
Cheung Kong Holdings                        400,000           4,497,286
Hong Kong Land Holding                      1,000,000         3,400,000

Equity Securities (Cont'd)                  Shares            Value
Hong Kong (Cont'd)

Hysan Development                           1,000,000         $2,991,729
Hysan Development (warrants)*               90,000            25,297
Sun Hung Kai Properties                     150,000           1,764,022
                                                              12,678,334

Ireland - 2.7%

Allied Irish Banks                          646,791           5,704,940
Bank of Ireland                             56,070            698,892
                                                              6,403,832

Italy - 8.6%

IMI                                         378,600           4,062,029
Parmalat Finanziaria                        2,520,000         4,321,293
Telecom Italia                              1,075,900         7,167,888
Telecom Italia Mobile                       1,149,960         4,563,465
                                                              20,114,675

Japan - 16.5%

Canon Sales                                 158,800           3,132,046
Eisai                                       130,000           2,327,008
Fuji Machine Manufacturing                  98,000            3,557,139
Fuji Photo Film                             84,000            3,466,645
Keyence                                     23,400            3,277,202
Murata Manufacturing                        75,000            3,244,386
Nitto Denko                                 180,000           3,371,178
Ricoh                                       240,000           3,599,901
Shiseido                                    189,000           3,038,535
Sumitomo Bank                               182,000           2,745,007
Sumitomo Electric Industries                185,000           2,652,275
Takasago Thermal Engineering                140,000           1,751,885
Yamaha Motor                                 276,000          2,378,719
                                                              38,541,926

Mexico - 3.5%

Banpais (ADR)*                              100,000           0
Cifra (ADR)                                 1,646,000         3,861,187
Grupo Industrial Durango (ADR)*             177,000           3,097,500
Telefonos de Mexico (ADR)                   25,000            1,293,750
                                                              8,252,437

Netherlands - 2.9%

ING Groep                                   32,240            1,480,549
Vendex International                        29,580            1,753,726
VNU           152,050                       3,529,473
                                                              6,763,748

New Zealand - 2.4%

Independent Newspapers                      600,000           3,459,509
Wilson & Horton                             300,000           2,198,710
                                                              5,658,219

Equity Securities (Cont'd)                  Shares            Value
Singapore - 2.3%

City Developments                           500,000           $3,236,352
Raffles Medical Group*                      1,000,000         725,727
Wing Tai Holdings                           625,000           1,291,272
                                                              5,253,351

South Africa - 2.2%

Community Growth Fund+                      739,067           345,337
Standard Bank Investment*                   105,000           4,674,928
                                                              5,020,265

Spain - 4.1%
Prosegur Compania Securidad                 318,960           3,921,026
Telefonica de Espana                        176,690           5,551,525
                                                              9,472,551

Switzerland - 2.6%
Zurich Versicherungs                        14,190            6,175,928
                                                              6,175,928

United Kingdom - 15.0%
Anglian Group                               236,700            889,312
Anglian Water                               147,600           1,948,071
Azlan Group                                 83,000            73,611
Barclays*                                   72,400            1,948,007
Beazer Group                                282,000            827,600
Bellway                                     143,600           872,962
Cadbury Schweppes                           186,900           1,799,216
Carlton Communications                      235,700           1,950,500
Firstbus                                    264,700           896,340
Halifax*                                    178,825           2,113,356
Johnson Matthey                             171,100           1,866,455
Kingfisher                                  161,700           2,204,306
Lloyds TSB Group                            253,200           3,398,973
Low & Bonar                                 129,500             599,310
Mayflower                                   309,200           952,297
Millennium and Copthorne Hotels             154,400           1,075,550
Misys                                       33,300            834,977
Norwich Union*                              295,400           1,600,477
Powerscreen International                   80,000            958,470
Quadrant Healthcare*+                       200,000           306,375
Safeway                                     262,600           1,700,122
SIG                                         173,000           848,046
Smith & Nephew                              534,500           1,624,646
Somerfield                                  243,200           792,163
Vitec Group                                 101,500           1,018,838
Wolseley                                    239,600           1,966,547
                                                              35,066,527

United States - 0.3%
Calypte Biomedical Series E, Preferred+     50,000            350,000
Soluz, Inc.+                                4,000             0
Zero Emissions Tech, Inc. (Preferred)+      90,909            250,000
                                                              600,000

     Total Equity Securities (Cost $183,559,213)              229,945,599

                                            Principal
Corporate Notes - 1.4%                      Amount            Value
Bolivia - 0.1%
Banco Solidario                             $332,810          $330,783
                                                              330,783

United States - 1.3%
Accion International                        100,000           95,237
Cascadia Revolving Loan Fund                125,000           120,980
Catholic Relief Services                    200,000           189,502
Community Equity Investments                200,000           196,546
Delaware Valley Community
 Reinvestment Fund                          75,000            71,677
Ecumenical Development
Corporation USA                             150,000           147,036
Enterprise Loan Fund                        50,000            49,137
Ethiopian Community
 Development Council                        50,000            47,698
Federation of Appalachian Housing
 Enterprises Corp.                          200,000           196,546
Foundation For International
Community Assistance                        150,000           144,951
Freedom From Hunger                         100,000           95,903
Greater New Haven
Community Loan Fund                         75,000            71,063
Mayer Laboratories, Inc.                    150,000           150,000
Mcauley Institute                           85,000            83,532
Mennonite Economic
Development Association                     200,000           188,628
Minnesota Non-Profit Assistance Fund        100,000           96,634
New Mexico Community Loan Fund              100,000           95,903
Program for Appropriate
Technology and Health                       150,000           145,000
Self Help Credit Union                      100,000           99,581
Shared Interest                             100,000           94,819
Societe D'Investissement et de
 Developpement International                250,000           238,925
Soluz Dominicana, Inc.                      150,000           150,000
South Shore Bank                            200,000           199,108
                                                              2,968,406

Total Corporate Notes (Cost $3,392,810)+                      3,299,189

Time Deposits - 4.1%
Capital Markets, London,
6.00%, 10/1/97                              9,556,399         9,556,399

     Total Time Deposits (Cost $9,556,399)                    9,556,399

TOTAL INVESTMENTS
(Cost $196,508,422) - 103.8%                                  242,801,187
Other assets and liabilities, net - (3.8)%                    (8,833,916)
Net Assets - 100%                                             $233,967,271

Net Assets Consist of :                                       Value
Paid-in capital applicable to the following
 shares of common stock with
     250,000,000 shares of $0.01
par value share authorized for
     Class A and C combined:
         Class A: 10,206,565 shares outstanding               $171,199,214
         Class C: 411,440 shares outstanding7,319,134
Undistributed net investment income                           536,630
Accumulated net realized gain (loss)
on investments
     and foreign currencies                                   8,622,030
Net unrealized appreciation (depreciation)
 on investments
     and assets and liabilities in foreign currencies         46,290,263

     Net Assets                                               $233,967,271

Net Asset Value per Share
Class A (based on net assets of $225,168,509)                 $22.06
Class C (based on net assets of $8,798,762)                   $21.39



+        Restricted securities representing 2.0% of net assets of
the Fund were valued by the Board of Directors. See Note A.
*        Non-income producing.


See notes to financial statements

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997

Net Investment Income
Investment Income
     Dividend income
 (net of foreign taxes of $457,990)                           $4,180,954
     Interest income                                          680,746
         Total investment income                              4,861,700

Expenses
     Investment advisory fee                                  2,134,708
     Transfer agency fees and expenses                        454,203
     Distribution Plan expenses:
         Class A                                              514,711
         Class C                                              75,866
     Directors' fees and expenses                             81,321
     Administrative fees                                      213,471
     Custodian fees                                           309,374
     Registration fees                                        46,029
     Reports to shareholders                                  166,369
     Professional fees                                        27,667
     Miscellaneous                                            123,823
         Total expenses                                       4,147,542
         Fees paid indirectly                                 (309,374)
              Net expenses                                    3,838,168

              Net Investment Income                           1,023,532

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
     Securities                                               8,674,110
     Foreign currencies                                       (471,143)
                                                              8,202,967

Change in unrealized appreciation or depreciation on:
     Securities                                               32,539,278
     Assets and liabilities in foreign currencies             (4,102)
                                                              32,535,176

     Net Realized and Unrealized Gain
     (Loss) on Investments                                    40,738,143

     Increase (Decrease) in Net Assets
     Resulting From Operations                                $41,761,675





See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                            Year Ended        Year Ended
                                            September 30,     September 30,
Increase (Decrease) in Net Assets           1997              1996
Operations
     Net investment income                  $1,023,532        $373,607
     Net realized gain (loss)               8,202,967         5,639,276
     Change in unrealized
appreciation or depreciation                32,535,176        11,325,374

Increase (Decrease)
in Net Assets
Resulting From Operations                   41,761,675        17,338,257

Distributions to shareholders from
     Net investment income:
         Class A Shares                     (524,960)         (1,473,251)
         Class C Shares                     (5)               (93)
     Net realized gain:
         Class A Shares                     (4,308,311)       (4,675,910)
         Class C Shares                     (158,527)         (152,211)
     Total distributions                    (4,991,803)       (6,301,465)

Capital share transactions:
     Shares sold:
         Class A Shares                     32,021,552        29,276,964
         Class C Shares                     1,999,316         1,834,205
     Reinvestment of distributions:
         Class A Shares                     4,436,444         5,618,030
         Class C Shares                     150,494           146,275
     Shares redeemed:
         Class A Shares                     (40,829,241)      (43,143,186)
         Class C Shares                     (1,391,705)       (1,605,586)
     Total capital share transactions       (3,613,140)       (7,873,298)

Total Increase (Decrease)
in Net Assets                                33,156,732         3,163,494

Net Assets
Beginning of year                           200,810,539       197,647,045
End of year (including undistributed
net investment income of $536,630 and
$523,742, respectively)                     $233,967,271      $200,810,539

Capital Share Activity
Shares sold:
     Class A Shares                         1,591,043         1,639,291
     Class C Shares                         102,735           104,679
Reinvestment of distributions:
     Class A Shares                         236,367           326,453
     Class C Shares                         8,215             8,717
Shares redeemed:
     Class A Shares                         (2,042,418)       (2,419,896)
     Class C Shares                         (72,077)          (91,537)
Total capital share activity                (176,135)         (432,293)

NOTES TO FINANCIAL STATEMENTS

Note A -Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.


Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly form the values that would have been used had a ready market of the investments existed, and the differences could be material.
At September 30, 1997, $4,702,659 or 2.0% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.


Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: 1.0 % on the first $250 million, .975% on the next $250 million and
 .925% on the excess of $500 million.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $141,844 as its portion of commissions charged on sales of the Fund's shares.
Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Fund.
Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.

Note C -Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were$137,153,413 and $116,278,528, respectively.
The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $46,292,765, of which $52,832,227 related to appreciated securities and $6,539,462 related to depreciated securities.

Note D -Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. a commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had $230,630 outstanding borrowings at an interest rate of 6.875% at September 30, 1997.

Note E -Income Tax Information

The Fund paid foreign taxes of $457,990 and recognized gross foreign source income of $4,058,770 during the taxable year ended September 30, 1997. Pursuant to IRC Section 853, The Fund hereby designates $.043 per share of foreign taxes and $.382 per share of gross foreign source income as having been paid in the taxable year ended September 30,1997. The Fund also designates $2,580,764 as capital gain dividends paid during the taxable year ended September 30, 1997.

FINANCIAL HIGHLIGHTS

                                                               Years Ended

                                             September 30,     September 30,
Class A Shares                              1997              1996

Net asset value, beginning                  $18.62            $17.62
Income from investment operations
Net investment income                       .10               .04
Net realized and
unrealized gain (loss)                      3.81              1.53
     Total from investment operations       3.91              1.57
Distributions from
     Net investment income                  (.05)             (.13)
     Excess of net investment income        -                 -
     Net realized gain                      (.42)             (.44)
         Total distributions                (.47)             (.57)
Total increase (decrease) in
net asset value                             3.44              1.00
Net asset value, ending                     $22.06            $18.62

Total return*                               21.44%            9.22%
Ratios to average net assets:
     Net investment income (loss)           .51%              .23%
     Total expenses+                        1.91%             1.95%
     Net expenses                           1.76%             1.81%
     Expenses reimbursed                    -                 -
Portfolio turnover                          58%               96%
Average commission rate paid                $.0222            $.0339
Net assets, ending (in thousands)           $225,169          $194,032
Number of shares outstanding,
     ending (in thousands)                  10,207            10,422

FINANCIAL HIGHLIGHTS
(Cont'd)

Class A Shares

                                                              Sept. 30,
                                                              1995

Net asset value, beginning                                   $17.99
Income from investment operations
     Net investment income                                    .11
     Net realized and
unrealized gain (loss)                                        .38
     Total from investment operations                         .49
Distributions from
     Net investment income                                    -
     Excess of net investment income                          -
     Net realized gain                                        (.86)
         Total distributions                                  (.86)
Total increase (decrease) in
net asset value                                               (.37)
Net asset value, ending                                       $17.62

Total return*                                                 3.19%
Ratios to average net assets:
     Net investment income (loss)                             .68%
     Total expenses+                                          1.93%
     Net expenses                                             1.79%
     Expenses reimbursed                                      -
Portfolio turnover                                            73%
Average commission rate paid                                  N/A
Net assets, ending (in thousands)                             $191,586
Number of shares outstanding,
     ending (in thousands)                                    10,876


                                            September 30,     September 30,
Class A Shares                              1994              1993

Net asset value, beginning                  $16.35            $14.31
Income from investment operations
     Net investment income                  -                 .08
     Net realized and unrealized
gain (loss)                                 2.14              2.04
     Total from investment operations.      2.14              2.12
Distributions from
     Net investment income                  (.03)             (.05)
     Excess of net investment income        (.04)             -
     Net realized gains                     (.43)             (.03)
         Total distributions                (.50)             (.08)
Total increase (decrease)
in net asset value                           1.64              2.04
Net asset value, ending                     $17.99            $16.35

Total return*                               13.44%            14.95%
Ratios to average net assets:
     Net investment income (loss)           (.04%)            .80%
     Total expenses+                        N/A               N/A
     Net expenses                           1.96%             1.50%
     Expenses reimbursed                    .04%              .20%
Portfolio turnover                          78%               35%
Average commission rate paid                N/A               N/A
Net assets, ending (in thousands)           $175,543          $54,280
Number of shares outstanding,
     ending (in thousands)                  9,755             3,319

FINANCIAL HIGHLIGHTS

     Years Ended
                                            September 30,     September 30,
Class C Shares                              1997              1996
Net asset value, beginning                  $18.20            $17.28
Income from investment operations
     Net investment income                   (.07)            (.15)
     Net realized and unrealized
gain (loss)                                  3.68             1.51
     Total from investment operations        3.61             1.36
Distributions from
     Net realized gain                      (.42)             (.44)
         Total distributions                (.42)             (.44)
Total increase (decrease) in
 net asset value                            3.19              .92
Net asset value, ending                     $21.39            $18.20

Total return*                               20.22%            8.07%
Ratios to average net assets:
     Net investment income (loss)           (.47%)            (.88%)
     Total expenses+                        2.91%             3.08%
     Net expenses                           2.76%             2.93%
     Expenses reimbursed                    -                 -
Portfolio turnover                          58%               96%
Average commission rate paid                $.0222            $.0339
Net assets, ending (in thousands).          $8,799            $6,779
Number of shares outstanding,
     ending (in thousands)                  411               373

                                                     Periods Ended
                                            September 30,     September 30,
Class C Shares                               1995             1994**

Net asset value, beginning                  $17.86            $18.24
Income from investment operations
     Net investment income                   (.05)            (.06)
     Net realized and
unrealized gain (loss)                      .32               (.32)
     Total from investment operations        .27              (.38)
Distributions from
     Net realized gains                     (.85)             -
         Total distributions                (.85)             -
Total increase (decrease)
in net asset value                          (.58)             (.38)
Net asset value, ending                     $17.28            $17.86

Total return*                               1.95%             (1.27%)
Ratios to average net assets:
     Net investment income (loss)           (.47%)            (1.16%)(a)
     Total expenses+                        3.12%             N/A
     Net expenses                           2.99%             3.32%(a)
     Expenses reimbursed                    .13%              .50%(a)
Portfolio turnover                          73%               78%
Average commission rate paid                N/A               N/A
Net assets, ending (in thousands).          $6,061            $3,620
Number of shares outstanding,
     ending (in thousands)                  351               203





(a)      Annualized
*        Total return is not annualized for periods less than one
year and does not reflect deduction of Class A front-end sales charge.
+        Effective September 30, 1995, this ratio reflects total
expenses before reduction for fees paid indirectly; such
reductions are included in the ratio of net expenses.
**       From March 1, 1994 inception.
N/A      Disclosure not applicable to prior periods.

Calvert Group's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
Arizona Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Florida Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Michigan Muni. Intermediate Portfolio
New York Muni. Intermediate Portfolio
Pennsylvania Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIFEquity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Strategic Growth Fund
New Africa Fund

Calvert Group
INformation

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDDfor Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com


Please check the inside back cover for
Calvert Group's Family of Funds.

This report is intended to provide fund
information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.




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